Exhibit 10.16

Execution Copy

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Voting Agreement”) dated November 28, 2017, is executed by and among INDEPENDENT BANK GROUP, INC., a Texas corporation and registered bank holding company with its principal offices in McKinney, Texas (“IBG”), INTEGRITY BANCSHARES, INC., a Texas corporation with its principal offices in Houston, Texas (“IBI”), and the shareholders of IBI whose names are set forth on the signature page hereto (individually, a “Shareholder” and collectively, the “Shareholders”).

RECITALS:

WHEREAS, IBI and IBG are parties to that certain Agreement and Plan of Reorganization, dated as of November 28, 2017 (the “Reorganization Agreement”), which provides for the acquisition of IBI by IBG through the merger of IBI with and into IBG (the “Merger”). Terms with their initial letter capitalized and not otherwise defined herein shall have the meanings given them in the Reorganization Agreement;

WHEREAS, the Reorganization Agreement requires that IBI deliver this Voting Agreement to IBG; and

WHEREAS, IBI and IBG are relying on this Voting Agreement in incurring expenses in reviewing the business of IBI, in preparing the Registration Statement and related Proxy Statement for the meeting of shareholders of IBI, in proceeding with the filing of applications for regulatory approvals, and in undertaking other actions necessary for the consummation of the Merger.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IBI, IBG and the Shareholders undertake, promise, covenant and agree with each other as follows:

1. As of the date hereof, the Shareholders own the common shares of IBI (“IBI Shares”), set forth beside their respective names on Schedule 1 attached hereto. All such IBI Shares, and any IBI Shares hereafter acquired by such Shareholder, (collectively, such Shareholder’s “Shares”), shall be subject to this Voting Agreement.

2. Each Shareholder represents that he, she or it has the full legal capacity and authority to execute, deliver and perform this Voting Agreement, including the exclusive right to vote such Shareholder’s Shares. Each Shareholder hereby agrees to vote at the shareholders’ meeting of IBI called to consider and act upon the Merger (the “Meeting”) such Shareholder’s Shares in favor of approval of the Reorganization Agreement, the Merger, and all of the agreements and transactions contemplated by the Reorganization Agreement.

3. If IBI conducts a meeting of, solicits written consents from or otherwise seeks a vote of its shareholders with respect to any Acquisition Proposal (as that term is defined in the Reorganization Agreement) or any other matter which may contradict any provision of this Voting Agreement or may prevent IBG or IBI from consummating the Merger, then each Shareholder shall vote such Shareholder’s Shares in the manner most favorable to consummation of the Merger and the transactions contemplated by the Reorganization Agreement.

Notwithstanding, the foregoing sentence, the Shareholders may vote in favor of a Superior Proposal (as that term is defined in the Reorganization Agreement).

4. Each Shareholder hereby covenants and agrees that, until this Voting Agreement is terminated in accordance with its terms, each Shareholder will not, and will not agree to, directly or indirectly, without the prior written consent of IBG, (i) sell, assign, transfer or dispose of any of such Shareholder’s Shares, (ii) hypothecate such Shareholder’s Shares under terms that would prevent the voting thereof, (iii) deposit such Shareholder’s Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shareholder’s Shares or grant any proxy with respect thereto except as herein provided, or (iv) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer or other disposition of any of such Shareholder’s Shares, in connection with a transaction pursuant to which 25% or more of the voting power of IBI Shares is, or control of IBI otherwise is, transferred to a person or entity other than a party to this Voting Agreement.

Notwithstanding any of the foregoing, any Shareholder may (i) make such gifts of such Shareholder’s Shares as such Shareholder may choose to make, or (ii) transfer such Shares to trusts or other entities controlled by the Shareholder or for estate planning purposes, so long as the recipient of such Shareholder’s Shares executes and delivers an amendment to this Voting Agreement whereby such recipient becomes bound by the terms of this Voting Agreement.

5. This Voting Agreement shall continue in effect until the earlier to occur of (i) the termination of the Reorganization Agreement, as it may be amended or extended from time to time, or (ii) the consummation of the transactions contemplated by the Reorganization Agreement.

6. If a Shareholder transfers a certificate representing any of such Shareholder’s Shares before the Meeting, IBI shall require such certificate to bear the following endorsement, noted conspicuously thereon:

“The shares represented by this certificate are subject to the terms of a Voting Agreement dated November 28, 2017, a copy of which is on file in the principal office of Integrity Bancshares, Inc.”

7. This Voting Agreement may not be modified, amended, altered or supplemented with respect to a particular Shareholder except upon the execution and delivery of a written agreement executed by IBI, IBG and such Shareholder.

8. This Voting Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. An electronic or facsimile transmission of a signed counterpart of this Voting Agreement shall be sufficient to bind the party or parties whose signature(s) appear thereon.

9. This Voting Agreement, together with the Reorganization Agreement and the agreements contemplated thereby, embody the entire agreement and understanding of the parties hereto in respect to the subject matter contained herein. This Voting Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter contained herein.

10. All notices, requests, demands and other communications required or permitted hereby shall be in writing and shall be deemed to have been duly given if delivered by hand or mail, certified or registered mail (return receipt requested) with postage prepaid to the addresses of the parties hereto set forth on below their signature on the signature pages hereof or to such other address as any party may have furnished to the others in writing in accordance herewith.

11. THIS VOTING AGREEMENT AND THE RELATIONS AMONG THE PARTIES HERETO ARISING FROM THIS VOTING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. VENUE FOR DISPUTES ARISING UNDER THIS AGREEMENT SHALL BE SOLELY IN COLLIN COUNTY, TEXAS.

[Signature Page to Follow]

[Signature Page to Voting Agreement]

IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date above written.

INTEGRITY BANCSHARES, INC.

By:	/s/ Charles M. Neff, Jr.
Charles M. Neff, Jr.
President and CEO

INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
David R. Brooks
Chairman of the Board and CEO

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Carol Sue Chiu
Signature

Carol Sue Chiu
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Kyle A. Frazier
Signature

Kyle A. Frazier
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Robert L. Gerry III
Signature

Robert L. Gerry III
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ William J. Kacal
Signature

William J. Kacal
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ George J. Kacal Jr.
Signature

George J. Kacal
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Fred C. Leonard, III
Signature

Fred C. Leonard, III
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ James M. McElray
Signature

James M. McElray
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Charles M. Neff, Jr.
Signature

Charles M. Neff, Jr.
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Albert L. Reese, Jr.
Signature

Albert L. Reese, Jr.
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Dewey A. Stringer, III
Signature

Dewey A. Stringer, III
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

Signature

Printed Name

SHAREHOLDER
(Entity)

DAMAS Investments, Ltd.
Entity Name

By: /s/ Dewey Stringer III

Name: Dewey Stringer, III

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

Signature

Printed Name

SHAREHOLDER
(Entity)

The Dylan Alexander Stringer Grandchildren’s Trust
Entity Name

By: /s/ Dewey Stringer, III

Name: Dewey Stringer, III

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

Signature

Printed Name

SHAREHOLDER
(Entity)

The Sarah Michelle Stringer Grandchildren’s Trust
Entity Name

By: /s/ Dewey Stringer, III

Name: Dewey Stringer, III

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Vican Tan Sun
Signature

Houston WRR L.P.
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Vican Tan Sun
Signature

Vican Tan Sun
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Vican Tan Sun
Signature

Equity Trust Co., Custodian FBO Vican Tan Sun
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Vican Tan Sun
Signature

Equity Trust Co., Custodian FBO Ing Hui Tran
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Jeffery K. Van Wart
Signature

Jeffery K. Van Wart
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

[Signature Page to Voting Agreement]

SHAREHOLDER
(Individual)

/s/ Gary R. Wooley
Signature

Gary R. Wooley
Printed Name

SHAREHOLDER
(Entity)

Entity Name

By:

Name:

Title:

SCHEDULE 1

VOTING AGREEMENT SHAREHOLDERS

Name of Shareholder	Number of Shares
Carol S. Chiu	133,900
Kyle A. Frazier	13,846
Robert L. Gerry III	20,500
William J. Kacal	63,300
George J. Kacal	58,400

Fred C. Leonard, III	44,665
James M. McElray	89,000
Charles M. Neff, Jr.	195,400
Albert L. Reese, Jr.	18,850
Dewey A. Stringer, III	15,900
Damas Investments, LTD	1,000
The Dylan Alexander Stringer Grandchildren’s Trust	1,000
The Sarah Michelle Stringer Grandchildren’s Trust	1,000
Houston WRR L.P.	186,950
Vican Tan Sun	5,900
Equity Trust Co, Custodian FBO Vican Tan Sun	6,000
Equity Trust Co, Custodian FBO Ing Hui Tran	6,000
Jeffrey K. Van Wart	27,100

Gary Wooley	241,850

Total Shares	1,130,526